UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001‑38595	37‑1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 531‑8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☒         Emerging growth company

☒         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Item 5.07           Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) on June 10, 2020. At the Annual Meeting, the Company’s shareholders (i) elected 9 directors to serve on the Company’s board of directors until the Company’s 2021 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal and (ii) ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. The proposals are described in detail in the Company’s  Proxy Statement for the Annual Meeting, which was filed with the Securities Exchange Commission (the “SEC”), on April 29, 2020. The final voting results for each proposal are presented below.

Proposal 1 – Election of Directors

At the Annual Meeting, the Company’s  shareholders elected 9 directors to serve on the Company’s board of directors until the Company’s 2021 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal. The table below presents the final voting results for this proposal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Julie A. Caponi	4,834,464	27,397	1,200,560
David R. Duncan	4,831,607	30,254	1,200,560
Thomas A. Gart	4,831,491	30,370	1,200,560
Patrick H. Hamill	4,812,293	49,568	1,200,560
Luke A. Latimer	4,807,714	54,147	1,200,560
Eric D. Sipf	4,831,391	30,470	1,200,560
Mark L. Smith	4,806,590	55,271	1,200,560
Scott C. Wylie	4,804,758	57,103	1,200,560
Joseph C. Zimlich	4,803,733	58,128	1,200,560

Proposal 2 – Ratification of Appointment of Crowe LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. The table below presents the final voting results for this proposal:

Votes For	Votes Against	Abstentions
6,008,479	28,942	25,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: June 11, 2020	By: /s/ Scott C. Wylie
Scott C. Wylie
Chairman, Chief Executive Office and President